TEMPUR-PEDIC®

The most highly **recommended** bed in America.

Barry Hytinen
Senior Vice President

Welcome / Agenda	Barry Hytinen
Corporate Overview	Mark Sarvary
Financial Overview	Dale Williams
Q&A	

TEMPUR-PEDIC

Agenda
Webcast participants may email questions to:
investor.relations@tempurpedic.com
November 11, 2010

Forward-Looking Statements
This presentation may contain “forward-looking statements,” within the meaning of federal securities laws, which include information concerning the
Company’s plans, objectives, goals, strategies, future revenues or performance, financing needs and other information that is not historical information.
When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including without limitation, the Company’s expectations regarding improving the quality and range of existing products; increasing brand awareness and brand consideration; the impact of the introduction of new products, including the TEMPUR-Cloud™ Collection; international and domestic growth opportunities; increasing market share;
improving gross margin; expanding and improving distribution channels; manufacturing capacity and utilization; consumer preferences and behavior; the effectiveness of new cost structures; meeting financial obligations; cost and operating expense reductions and cash flow generation; and the Company’s expectations for growth of sales, margins, and earnings for 2011 and beyond are based upon current expectations and beliefs and various assumptions.
There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.
There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this presentation. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include general economic and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; the Company’s ability to reduce expenses to align with reduced sales levels; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity and expand distribution channels; the Company’s dependence on its significant customers; the Company’s ability to address issues in certain underperforming international markets; the Company’s ability to continuously improve its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; changes in foreign tax rates; rising commodity costs; the Company’s ability to retain members of its senior management team; the effects of increased interest rates; the market price for the Company’s common stock prevailing from time to time; and the nature of other investment opportunities presented to the Company from time to time.
Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the Securities and Exchange
Commission, including without limitation the Company's annual report on Form 10-K under the headings "Special Note Regarding Forward-Looking
Statements" and "Risk Factors". Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.
Note Regarding Trademarks, Trade Names and Service Marks:
Tempur, Tempur-Pedic, The DeluxeBed by Tempur-Pedic, The ClassicBed by Tempur-Pedic, The GrandBed by Tempur-Pedic, The TEMPUR-
Cloud Supreme, The TEMPUR-Cloud, The RhapsodyBed by Tempur-Pedic, The AdvantageBed by Tempur-Pedic, The Bella Fina Bed by Tempur-
Pedic, The CloudPillow by Tempur-Pedic, The TEMPUR-Cloud Luxe by Tempur-Pedic, The CelebrityBed by Tempur-Pedic, The AlluraBed by
Tempur-Pedic, The Sensation, The Sensation Lite, The NeckPillow by Tempur-Pedic, The SymphonyPillow by Tempur-Pedic, The ComfortPillow
by Tempur-Pedic, The RhapsodyPillow by Tempur-Pedic are trademarks, trade names or service marks of Tempur-Pedic International Inc. and its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of their respective owners.

Mark Sarvary
President & Chief Executive Officer

Key Topics
 ◆ Overview Of Tempur-Pedic
 ◆ Industry Update
 ◆ Tempur-Pedic Strategy
 ◆ Sources Of Growth In 2011 And Beyond

Overview Of Tempur-Pedic

The Sensation Mattress by Tempur® Unique Range Of Products Utilizing The Proprietary Pressure Relieving Tempur Material The CloudPillow by Tempur-Pedic® The ComfortPillow by Tempur-Pedic® The TEMPUR-Cloud™ Supreme The Advanced Ergo Adjustable Base by Tempur-Pedic™ The Rhapsody Pillow by Tempur-Pedic®z The RhapsodyBed by Tempur-Pedic® The NeckPillow by Tempur-Pedic™ The AdvantageBed by Tempur-Pedic™

Company Thesis
 ◆ Established: Worldwide leader in specialty mattresses and premium mattresses
 ➢ Leader in the $5B premium segment of the $13B global mattress market
 ➢ Leader in the fastest growing segments
 ◆ Differentiated: Consumer preferred, branded product line
 ➢ Most highly recommended brand by owners, most desired brand by non-owners
 ➢ Over a decade of industry-leading brand advertising, very high level of owner referrals
 ➢ Consumer research at the core of everything we do
 ◆ Profitable: Industry-leading margins and cash flows
 ➢ Gross margin 50%+
 ➢ Operating margin 22%+
 ➢ High returns with low cash needs
 ◆ Growing: Significant top line growth opportunity
 ➢ 3% U.S. mattress market share, up from 2% last year
 ➢ Intermediate goal of ~7%
Source: Management estimates

2010 Year-To-Date Performance
	3rd Quarter Year-To-Date

	Actual	Variance to Prior Year
Sales	$813 M	+39%
Gross Margin	49.7%	+280 bps
Operating Margin	21.4%	+470 bps
Net Income	$111 M	+98%
EPS	$1.51	+104%
Shares Repurchased	8.5 million
 For a discussion of the Company’s performance, please refer to the Company’s 3rd quarter 10Q filing and prior 10Kfilings.

Name	Position	Prior Experience	Prior Experience: Consumer Products	Prior Experience: Inter'l
Mark Sarvary	President and CEO	President, Campbell Soup North America CEO, J. Crew Group President, Stouffer's Frozen Food Division at Nestle	✔	✔
Rick Anderson	EVP and President, North America	VP, Gillette Gillette / P&G	✔	✔
Matt Clift	EVP, Global Operations	VP / GM Lexmark International Lexmark / IBM	✔	✔
Lou Jones	EVP and General Counsel	General Counsel, Papa John's International SVP, Blockbuster, Inc.	✔	✔
David Montgomery	EVP and President, International	President, Rubbermaid Europe VP, Black & Decker Europe, Middle East, Africa	✔	✔
Brad Patrick	EVP, Human Resources	SVP, Sara Lee Corporation Gillette / P&G Delta Air Lines, Inc.	✔	✔
Dale Williams	EVP and CFO	CFO, Honeywell Control Products CFO, Saga Systems CFO, GE Information Services	✔	✔

TEMPUR-PEDIC

Management Team In Place to Scale to World’s Favorite Mattress
Brand

Subsidiary / Joint Venture
Third Party

TEMPUR-PEDIC

Expanding Global Presence
Note: China was converted to a joint venture market effective in the first quarter of 2010. All other light green countries are subsidiary markets.

State-of-the-Art Vertically Integrated Manufacturer
Denmark (500K sq ft)
Virginia (500K sq ft)
New Mexico (800K sq ft)
◆ Highly automated, ISO-certified plants
◆ > $200 million invested
◆ Significant opportunity to leverage
 infrastructure (only ~40% utilized)

Industry Update

Industry Situational Assessment
 ◆ Mattress industry experiencing growth, but recovery is uneven
 ◆ “Barbell” recovery appears to be playing out, though industry pricing is generally firm
 ◆ Retailers report traffic continues to be below “normal” but “off the bottom”
 ◆ Macro-economic environment progressing, but confidence still relatively weak

Mattress $
Mattress Units
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
30,000
25,000
20,000
15,000
10,000
5,000
0
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
YTD 2010E

After Years Of Decline, We Believe Significant “Pent Up Demand”
Exists And Will Benefit Industry Sales For Several Years
Units
(In Thousands)
Dollars
(In Millions)
Note 1: 2009 and 2004 Annual ISPA Report of Sales and Trends
Note 2: Management estimates
Note 3: YTD 2010E assumes 2010 year-to-date growth rates implied for full year
US Industry Annual Performance
	‘84 - ‘06	‘06 - ‘09
$ CAGR	7.5%	(5.5%)
Unit CAGR	2.3%	(7.0%)
2010 YTD
Sales	+8.4%
Units	+10.3%

Percent Chg. Vs. Prior Year
30%
20%
10%
0%
(10%)
(20%)
(30%)
(40%)
Units
Dollars

Industry Growth Has Resumed in 2010, Though “Comps” Are
Relatively Easy
Source: September 2010 ISPA Sales Report
ISPA Performance vs. Prior Years by Month
2010
2009
2008

30%
25%
20%
15%
10%
19.4%
21.5%
22.9%
24.7%
22.3%
21.7%
25.0%
2004
2005
2006
2007
2008
2009
YTD 2010

60%
55%
50%
45%
40%
35%
44%
52%
53%
50%
54%
2006
2007
2008
2009
YTD 2010

TEMPUR-PEDIC

Long-term Secular Shift To Specialty And Premium Has Resumed
Source: 2009 ISPA Sales Report, ISPA Bedding Barometer Sep 2010, and management estimates
Note: Premium mattress category defined as $1,000+
Specialty Share
Premium Share
 ◆ Industry sample year-to-date September 2010 sales performance
 ➢  Specialty +30%
 ➢  Total Industry +8%

Tempur-Pedic Strategy

Our goal is to become the world’s
favorite mattress and pillow brand.
Goal

Strong Preference For Tempur
 ◆ Voted most comfortable mattress by US consumers
 ➢ Tempur-Pedic 41% vs. Springs 21-29%
 ◆ Highest rating for future purchase intent
 ➢ Tempur-Pedic 26% vs. Springs 8-20%
 ◆ Consumer Reports: #1 Mattress - “Would definitely buy again”
Source: Consumer Reports October 2009
2010 Gallup Consumer Mattress Market Survey
3rd party research

Tempur Vision
People who sleep on Tempur sleep better than those
who don’t.
Our goal is to become the world’s
favorite mattress and pillow brand.
 To achieve our goal we will:
 1. Make sure everyone knows they would sleep better on Tempur
 2. Make sure there is a Tempur mattress and pillow that appeals to everyone
 3. Make sure that Tempur is available to everyone
 4. Make sure Tempur continues to deliver the best sleep
Make sure our cost structure is optimized to enable marketing and product investments

Spring
80%
84%
84%
76%
Spring
90%
88%
90%
87%
Spring
87%
86%
90%
81%
Tempur
62%
82%
90%
88%
50%
55%
60%
65%
70%
75%
80%
85%
90%
95%

Spring
10%
8%
8%
8%
Spring
21%
18%
18%
13%
Spring
29%
22%
21%
20%
Tempur
9%
14%
18%
26%
0%
5%
10%
15%
20%
25%
30%

TEMPUR-PEDIC

Make Sure Everyone Knows They Would Sleep Better On Tempur
Source: The 2010 Gallup Consumer Mattress Market Study
US Brand Awareness
US Future Purchase Interest
2004
2006
2008
2010
2004
2006
2008
2010
2004
2006
2008
2010
2004
2006
2008
2010
2004
2006
2008
2010
2004
2006
2008
2010
2004
2006
2008
2010
2004
2006
2008
2010
 ◆ Expanding brand awareness leads to significantly improved purchase intent
 ◆ US advertising driving increased brand awareness

Source: 2009 SMI/Alcott Mattress Attitude & Usage Study
Premium = Will spend $1,000+ for my next mattress set
Make Sure There Is A Tempur Mattress And Pillow That Appeals
To Everyone
 ◆ Product development is based on research
 ◆ Traditional Tempur-Pedic beds are perceived as firm by consumers
 ◆ TEMPUR-Cloud™ product concept developed in response
US Mattress Feel Preference - % Consumers Who Prefer
	All Buyers	Future Premium Buyers
Firm	51%	48%
Soft / Medium	49%	52%

TEMPUR-Cloud Supreme™
Pillowtop 1
Pillowtop 2
Pillowtop 3
ClassicBed by Tempur-Pedic™
80%
70%
60%
50%
40%
30%
20%
10%
0%
Initial Feel (% very soft)
Pillow-like Feel
Overall Softness
Seriously Consider
First choice

TEMPUR-PEDIC

Source: 2009 Tempur-Pedic company research
Note: % of people rating a 6 or 7 on a 7 point scale.
Better Than Competition
, Different From Classic
 ◆ Cloud developed after utilizing extensive head-to-head research
Make Sure There Is A Tempur Mattress And Pillow That Appeals
To Everyone

TEMPUR-Cloud™ Collection: Already Our Best Selling Line

The
TEMPUR-Cloud™ Luxe
$3,599

The
TEMPUR-Cloud™ Supreme
$2,299

The
TEMPUR-Cloud™
$1,599
 Price reflects Queen mattress

The CloudPillow
by Tempur-Pedic®

The

Sensation Mattress
by Tempur®
Most successful
international product
launch
Building on success of
Cloud Collection
Entry price point Ergo
introduced

The

Ergo Adjustable Base
by Tempur-Pedic™
Make Sure There Is A Tempur Mattress And Pillow That Appeals
To Everyone

hhgregg
appliances & electronics

Dreams

TEMPUR-PEDIC

Make Sure That Tempur Is Available To Everyone
 ◆ Distribution gains
 ➢ Flagship stores in Japan, China, emerging markets, and selected European markets
 ◆ Expanding points of distribution
 ➢ North America: potentially 500 - 1,500 incremental doors
 ➢ International: potentially 2,000+ incremental doors
 Management estimates

TEMPUR® COLLECTION (T)	TEMPUR-HD® COLLECTION (HD)	TEMPUR-Cloud™ COLLECTION (ES)
featuring TEMPUR® material on top	**featuring TEMPUR-*HD*® material on top**	**featuring TEMPUR-*ES*™ material on top**
AdvantageBed ($1,399) ClassicBed ($1,699) DeluxeBed ($2,299) BellaFina Bed ($2,599)	RhapsodyBed ($2,899) AlluraBed ($4,099) GrandBed ($6,499)	TEMPUR-Cloud™ ($1,599) TEMPUR-Cloud *Supreme* ($2,299) TEMPUR-Cloud *Luxe* ($3,599)
Firm Initial Feel **Excellent Pressure Relief** **Very Supportive**	**Medium Soft initial Feel** **Ultimate in Pressure Relief** **Very Supportive**	**Pillowy Soft initial Feel** **Uniquely Responsive** **Very Good Pressure Relief** **Very Supportive**

Tempur-Pedic's unsurpassed SUPPORT Technology is always underneath.

TEMPUR-PEDIC®

 Price reflects Queen mattress
Make Sure That Tempur Is Available To Everyone
 ◆ Improved brand architecture

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TEMPUR-PEDIC

Make Sure That Tempur Is Available To Everyone
 ◆ Newly re-launched website

Make Sure Tempur Continues To Deliver The Best Sleep
 ◆ Increasing investment in R&D
 ◆ Recent Innovations
 ➢ TEMPUR-ES™ material
 ➢ Consumer research
 ➢ Materials research
 ➢ Product characterization
 ➢ Sleep research

Sources Of Growth In 2011 And Beyond

Driving Growth - Imperatives For 2011 And Beyond
◆ Maintain strong annual sales growth ◆ Maintain healthy gross margins and EBIT growth ◆ We will invest in those areas that will drive growth 1. Make sure everyone knows they would sleep better on Tempur  – Increase awareness and preference in the US, Canada, Europe, and China 2. Make sure there is a Tempur mattress and pillow that appeals to everyone – Develop major new products validated by consumer research  3. While we continue to improve performance in all key areas 4. Make sure that Tempur is available to everyone 5. Make sure Tempur continues to deliver the best sleep   …and make sure our cost structure is optimized to enable marketing and product investments

Growth From The North American Segment

North American Growth Strategy
 ◆ Capitalize on Cloud Collection’s full potential
 ◆ Improve Ergo Adjustable attach rate
 ◆ Improve and expand product range
 ◆ Continue to invest in advertising to build awareness
 ◆ Continue to invest in sales execution infrastructure
 ◆ Resumption of category growth and secular shift to specialty together with increased preference for Tempur-Pedic
 ◆ Capitalize on Canadian acquisition

Capitalize On The Cloud Collection’s Full Potential

3Q09	4Q09	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11
 ◆ Generally, new products have a significant ramp following distribution
Note: This timeline is not exact. It is intended for illustrative purposes only.
15% price
increase

Expand Ergo Adjustable Base Distribution And Attach Rates
 ◆ 96% overall satisfaction by Ergo System owners
 ◆ Recently extended adjustable product range with entry price point
 ◆ Driving increased Ergo Adjustable Base attach rate

The

Ergo Adjustable Base

by Tempur-Pedic™

The

Advanced Ergo Adjustable Base

by Tempur-Pedic™

New Product Development

 ◆ New products and upgrades will be delivered in 2011

Continue To Advertise

 ◆ Investment will be maintained at 9%
 ◆ Campaign will evolve to broaden consumer awareness of Tempur-Pedic’s product line breadth
 ◆ Will be even more focused on expanding Tempur specific retailer advertising in 2011
 ➢ Highly successful program in 2010

Sales Execution Infrastructure
 One-of-a-kind multichannel consumer marketing and selling strategy
 ◆ Sales
 ➢ Improved call cycles, increased training and stronger account management
 ➢ Retail sales CRM to better track performance versus KPIs
 ◆ eCommerce and Direct
 ➢ World class selling platform
 ➢ Significant consumer database / leads capability
 ➢ Improved direct marketing and media strategy

Industry, Specialty, And Tempur Preference
 ◆ ISPA’s 2011 sales growth projection is +6%
 ◆ Secular shift to specialty has resumed
 ➢ This year, Specialty sales +30% as compared to Innersprings +3%
 ◆ Future purchase intent for Tempur-Pedic now stands at 26%, up from 18% in 2008
 ◆ Tempur-Pedic’s share is small, but growing
 ➢ US unit share at ~3%, up from 2% in 2009
ISPA 2010-2012 Mattress Industry US Market Forecast, October 2010
ISPA Bedding Barometer October 2010
The 2008, 2009, and 2010 Gallup Consumer Mattress Market Study

Sales In Canada As % Of US

11%
14%
13%
15%
4%
Total Retail
Autos
Electronics
Mattresses
TPX

Capitalize On Canadian Acquisition

 Note 1: Total Retail - 2002 Economic Census; Comparison of US and Canada census data
 Note 2: Autos - Scotiabank Group, Global Auto Report; September 29, 2010
 Note 3: Electronics - 2002 Economic Census; Comparison of US and Canada census data
 Note 4: Mattresses - Management estimate based on publicly available data of major mattress competitors with sales in US and Canada
 Note 5: TPX - Trailing twelve month
 ◆ Brand awareness is low, so we will invest in advertising
 ◆ Distribution significantly improved in 2010
 ◆ Canada normally represents 10-15% of US sales
 ◆       Large growth opportunity as Tempur is significantly below comparables

Growth From The International Segment

Significant International Growth Opportunity Exists
 ◆ Over next 5 years, we expect at least $300 million of International growth
 ◆ Expect 65% of growth will come from four major markets
 ➢ The European “Big 3” (France, Germany, UK) - represents 50% of European Union GDP
 ➢ China
5 Year Sales Growth
 Management estimates
 Source: International Monetary Fund 2009

European “Big 3”

Per Capita Premium Mattress Spend
$8
$7
$6
$5
$4
$3
$2
$1
$0
US (2000)
US (2009)
France
Germany
UK

Europeans Currently Spend Significantly Less On Premium
Mattresses Than US Consumers
 Source: 3rd party research study commissioned by Tempur-Pedic and management estimates
 Premium normalized to European pricing standards
 ◆ US premium mattress category growth demonstrates opportunity in other markets
Gap
$5

Five Factors Account For The Difference Between The US And
European “Big 3” Premium Mattress Markets
Consumers’ ability
to pay
Consumers’
willingness to pay
Retail structure
Consumers’
mattress
replacement cycle
and size
Manufacturer
actions to develop
premium
• Lower income
 structures in
 Europe vs. US
• Lower spending on
 premium products
 in Europe vs. US
• Difference in
 availability of
 premium
 mattresses in
 Europe vs. the US
• Longer
 replacement cycle
 for mattress in
 Europe vs. US
• Smaller mattress
 sizes in Europe vs.
 US
• Levers have been
 ‘pushed’ harder in
 the US vs. Europe
Structural
cannot be influenced
Less structural
may be influenced only in long run
Not structural
can be influenced
 Source: 3rd party research study commissioned by Tempur-Pedic

Premium Share of Market					
	Mattresses	Refrigerators	Appliances	Dishwashers	New Cars	Razors
US	50%	28%	29%	35%	8%	40%
Europe	18%	32%	28%	41%	15%	39%

TEMPUR-PEDIC

Spending On Premium Products In Europe Versus US
 ◆ Europeans spend as much or more as US consumers on Premium
 Source: 3rd party research study commissioned by Tempur-Pedic
 Note: Premium category varies by country
Note: In 2000, the US Premium mattress share was ~31%

Five Factors Drive The Difference Between The US And European
“Big 3” Premium Mattress Markets
Consumers’ ability
to pay
Consumers’
willingness to pay
Retail structure
Consumers’
mattress
replacement cycle
and size
Manufacturer
actions to develop
premium
• Lower income
 structures in
 Europe vs. US
• Ability to pay only
 explains <10% of
 the $ / capita
 spend gap to US:
• Assuming same
 income structure
 as US, spend/
 capita would
 grow <$0.50
• Lower spending on
 premium products
 in Europe vs. US
• In fact, except for
 mattresses
 consumers spend
 as much on
 premium in
 Europe
• This factor has no
 impact on
 spend/capita
• Difference in
 availability of
 premium
 mattresses in
 Europe vs. the US
• Europe has a
 similar proportion
 of stores carrying
 premium, but they
 are smaller stores
• A retail structure
 similar to the US
 would increase
 spend/capita by
 $1.20
• Longer
 replacement cycle
 for mattress in
 Europe vs. US
• Smaller mattress
 sizes in Europe vs.
 US
• Both factors are
 true, but together
 only account for
 $0.20 to $0.75
 spend/capita
• Levers have been
 ‘pushed’ harder in
 the US vs. Europe
- Awareness building
- Product range
• 60% of the gap
 between US and
 Europe, a
 potential
 additional
 $2.50/capita
 Source: 3rd party research study commissioned by Tempur-Pedic

$8
$7
$6
$5
$4
$3
$2
$1
$0
1. Ability To Pay
2. Willingness To Pay
3. Retail Structure
4. Consumer Habit
5. Manufacturer Actions
US
EUROPE

Five Factors Conclusion
Per Capita Spend
 ◆ 60% of the gap between US and Europe, a potential additional $2.50 / capita driven by manufacturer actions
 Source: 3rd party research study commissioned by Tempur-Pedic

Ad Spend
Awareness
100%
80%
60%
40%
20%
0%
US
France
Germany
UK
Benelux
Ad Spend per Capita
Awareness

Brand Awareness Will Be Increased In Europe
 ◆ Ad spend positively correlated with brand awareness and market share

Mattresses
Sleep
Systems
TEMPUR®
Original Collection
featuring supportive
firmer feel
Relaxation
Supreme
Signature
Premium
Zen
Original Supreme
Original Royal
Original Deluxe
Original
TEMPUR®
Sensation Collection
featuring supportive
traditional feel
Relaxation
Sensation
Sensation Supreme
Sensation Deluxe
Sensation
TEMPUR®
Cloud Collection
featuring supportive
softer feel
Promessa
Relaxation
Cloud Supreme
Cloud Deluxe
Cloud
Product Range Will Be Broadened And Strengthened

Cloud Collection To Begin International Rollout In Early 2011
 ◆ Phased rollout by market during 2011
 ◆ 3-4 models / price points per market

China

China: Summary Of Key Findings From Recent Research Study
 ◆ Substantial market potential for premium mattresses in four city focus
 ➢ Existing premium retail market greater than $250 million
 ◆ Already a significant potential customer base
 ➢ 60 million people in the four city focus
 ◆ Mattress preferences and buying habits show no particular barriers to market development
 ◆ Established distribution model
 ➢ Department stores and furniture malls
◆ Advertising and brand development viable
 ➢ Opportunity to develop targeted marketing for wealthy consumers

 Source: 3rd party research study commissioned by Tempur-Pedic

China Plan
 ◆ Complete consumer testing to determine Tempur product range
 ◆ Broaden product collection to meet market specific consumer needs
 ◆ Adapt retail model to match local market
 ◆ Quadruple store count by 2014

 Management estimates

Potential For China To Grow 10x Or More Over Next Five Years
2010
2014
$50 - $100
million
 Management estimates

Summary
◆ 2009 Objective:
 ➢ “Maintain A Reasonable Cushion To The Covenants”

◆ 2010 Objective:
 ➢ “Moving From Survive To Thrive”

Summary
◆ 2009 Objective:
 ➢ “Maintain A Reasonable Cushion To The Covenants”

◆ 2010 Objective:
 ➢ “Moving From Survive To Thrive”

◆ 2011 Objective:
 ➢  “Building The Foundation For The World’s Favorite Mattress And Pillow Brand”

Dale Williams
Executive Vice President & Chief Financial Officer

Financial Overview

$1,200
$1,000
$800
$600
$400
$200
$0
$685
$837
$945
$1,107
$928
$831
$813
$1,058

Net Sales
 ◆ Negotiated difficult recession in 2008 - 2009
 ◆ 2010 rebound impacted by Cloud, AskMe, and modest industry growth
($ in millions)
 For a discussion of the Company’s performance, please refer to the Company’s 3rd quarter 10Q filing and prior 10Kfilings.
2004
2005
2006
2007
2008
TTM
Sept 10
YTD
Sept 10
2009

Other
21%
Pillow
8%
Mattress
71%

Other
22%
Pillow
19%
Mattress
59%

TEMPUR-PEDIC

Mattresses Drive Global Business, With Significant Revenue In
Other Product Lines
International
North America
3Q10 YTD Sales
 ◆ US mattress revenue up 46% in 2010, driven by Cloud collection
 ◆ US “Other” up 52% as Ergo attach rates improving
 For a discussion of the Company’s performance, please refer to the Company’s 3rd quarter 10Q filing and prior 10Kfilings.

55%
45%
35%
52.7%
50.7%
48.7%
48.3%
43.2%
47.4%
49.7%
51.0%
50%+

TEMPUR-PEDIC

Gross Margin
 ◆ In 2nd year of 4 year productivity program to drive +700 basis points of margin
 ◆ We plan to invest in our product line to drive growth and continue our technological leadership
2004
2005
2006
2007
2008
Long
Range
Target
3Q10
YTD
Sept 10
50%+
2009
 For a discussion of the Company’s performance, please refer to the Company’s 3rd quarter 10Q filing and prior 10Kfilings.

Focus Area	Project Examples	
Operational Excellence	Yield Continuous Improvement Projects	Scrap Minimization Direct Costing
Sourcing	Competition Co-Engineering	Supplier Managed Inventory Contract Terms
Engineering	Formulation Adjustments Returns / Warranty Reduction	Integrated FR
Supply Chain Strategy	Truckload Utilization Direct Ship Network Optimization	Demand Driven Supply Chain Partner Management
New Product Development	Design For Manufacturability	Target Costing
Fixed Cost Leverage		

TEMPUR-PEDIC

Significant Opportunity To Improve COGS

25%
20%
15%
10%
22.0%
22.8%
22.1%
22.1%
14.4%
17.4%
21.4%
23.0%
25%+
Long
Range
Target

Operating Margin
 ◆ Operating margin benefiting from gross margin expansion
 ◆ Sales growth drives leverage of fixed expenses in SG&A
2004
2005
2006
2007
2008
Long
Range
Target
3Q10
YTD
Sept 10
2009
 For a discussion of the Company’s performance, please refer to the Company’s 3rd quarter 10Q filing and prior 10Kfilings.

Days Sales Outstanding
Days Inventory
Days Payable
62
68
43
65
51
41
42
43
47
50
51
47
39
39
(33)
(30)
(36)
(34)
(35)
(34)
(39)

Excellent Cash Flow Dynamics With Significant Opportunity To
Continue Cash Cycle Improvement

2004
2005
2006
2007
2008
2009
3Q10
72
85
57
82
63
46
42
Long-term
25
 Long-term estimate is intended for illustrative purposes only. Figure not drawn to scale.

Capex
D&A
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$38
$29
$85
$28
$37
$29
$16
$40
$10
$41
$14
$40
$6
$11
$12
$32
2004
2005
2006
2007
2008
2009
3Q10
YTD Sept 10

TEMPUR-PEDIC

Depreciation & Amortization vs. Capital Expenditures
 ◆ Multi-year add back to net income as D&A should exceed capex
 ◆ Anticipate annual capex of $20 million or less for the foreseeable future
($ in millions)
 For a discussion of the Company’s performance, please refer to the Company’s 3rd quarter 10Q filing and prior 10Kfilings.

11.7%
14.1%
15.5%
17.5%
10.9%
13.2%
19.5%

13.7%
16.2%
18.3%
17.2%
9.7%
16.5%
25.1%

Low Levels Of Capital Should Continue To Drive High Returns
Going Forward
 For a discussion of the Company’s performance, please refer to the Company’s 3rd quarter 10Q filing and prior 10K filings.
 *Note: For a reconciliation of 2008 Adjusted Net Income, Return on Assets, Return on Invested Capital and a reconciliation of non-GAAP to GAAP financial measures, please see Appendix of this presentation.
2004
*
2005
2006
2007
2008
TTM
Sept 10
2004
*
2005
2006
2007
2008
TTM
Sept 10
Return on Assets
Return on Invested Capital
2009
2009

Dividends
Buyback
2005
2006
2007
2008
2009
YTD 3Q10

Significant Operating Cash Flow With Commitment To Enhance
Stockholder Value
 ◆ Repurchased >30% of the company since 2005
 ➢ Diluted share count @ 12/04: ~103 million
 ➢ Diluted share count @ 10/10: ~70 million
 For a discussion of the Company’s performance, please refer to the Company’s 3rd quarter 10Q filing and prior 10Kfilings.
$76
$144
$344
$18
$250

2011 First Look: Sales
 ◆ Anticipate 2011 will be another year of market share gains
 North America
 Cloud collection
 Ergo attach rates
 New products
 Advertising
 Macro
 Canada
 Other (pricing, new accounts)
 International
 Cloud and other new products
 New distribution
 Advertising / awareness
 Emerging markets

2011 First Look: Margins
 ◆ Anticipate 2011 will be another year of margin expansion partially offset by inflationary commodities outlook and marketing investments
 Gross Margin
 + Productivity program
 + Fixed cost leverage
 + Product mix
 - Commodities
 ? Geographic segment mix
 Operating Margin
 + Gross margin
 + SG&A leverage
 - Marketing investments

Intermediate Term Goals - 2014
 ◆ $2 billion Sales
 ◆ 25%+ Operating Margin
 ◆ Cash / Stockholder value
 ◆ World’s Favorite Mattress And Pillow Brand

Q&A

Tempur-Pedic
Teddy Bear
SUPPORTING
THE FIGHT AGAINST
PANCREATIC CANCER
ACTION NETWORK
TEMPUR-PEDIC

TEMPUR-PEDIC

 ◆ 2010 Limited Edition
 My Tempur-Pedic
 Teddy Bear®
 ◆ Supporting the fight
 against Pancreatic
 Cancer
PANCAN Charitable Giving Drive

Appendix

Reconciliation of Adjusted Net Income to Net Income TTM 2009 and 2008 and Adjusted Earnings Per Share for 2008
Non-GAAP Measures
The Company provides information regarding Adjusted Net income and Adjusted Earnings per share which are not recognized terms under GAAP
(Generally Accepted Accounting Principles) and do not purport to be alternatives to Net income and Earnings per share as a measure of operating performance. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. A reconciliation of Adjusted Net income and Adjusted Earnings per share to the Company’s Net income and Earnings per share is provided below. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the impact of the repatriation of foreign earnings.
The following table sets forth the reconciliation of the Company’s reported Net income to the calculation of Adjusted Net income for the trailing nine months ending September 30, 2009 and twelve months ended December 31, 2008 and the reconciliation of the Company’s reported Earnings per share to the calculation of Adjusted Earnings per share for the twelve months ended December 31, 2008.
GAAP To Non-GAAP Reconciliations - Net Income and Earnings
Per Share
2008

2008 GAAP Net Income	58,868
Plus:
Q408 Tax provision related to
repatriation of foreign earnings	11,631
Adjusted Net Income	70,499

GAAP Earnings per share, diluted	$ 0.79
Tax provision related to repatriation of foreign earnings	$ 0.15
Adjusted Earnings per share, diluted	$ 0.94

TTM 2010

Q310 GAAP Net Income	44,198
Q210 GAAP Net Income	33,506
Q110 GAAP Net Income	33,148
Q409 GAAP Net Income	29,114
TTM Adjusted Net Income	**139,967**
Total Assets	715,950
Return on Assets	**19.5%**

2009

GAAP Net Income	**84,993**
Total Assets	643,379
Return on Assets	**13.2%**

2008

2008 GAAP Net Income	58,868
Plus:	
Q408 Tax provision related to repatriation of foreign earnings	11,631
Adjusted Net Income	**70,499**
Total Assets	646,531
Return on Assets	**10.9%**

2007

GAAP Net Income	**141,459**
Total Assets	806,432
Return on Assets	**17.5%**

2006

GAAP Net Income	**112,322**
Total Assets	725,666
Return on Assets	**15.5%**

2005

GAAP Net Income	**99,329**
Total Assets	702,311
Return on Assets	**14.1%**

2004

GAAP Net Income	**75,007**
Total Assets	639,623
Return on Assets	**11.7%**

TEMPUR-PEDIC

Calculation Of Return On Assets
The Company provides information regarding Return on Assets as the Company believes it provides investors with useful information. Return on Assets is calculated by dividing Net Income/Loss by Total Assets as reported in the
Company's 10K and 10Q filings. No adjustment for dividends was made in this calculation. See the GAAP to Non-GAAP
Reconciliation for a reconciliation of Adjusted Net Income in 2008.

TTM 2010

Q310 GAAP Net Income	44,198
Q210 GAAP Net Income	33,506
Q110 GAAP Net Income	33,148
Q409 GAAP Net Income	29,114
GAAP Net Income/Loss	139,966
Dividends	-
Net Income (less Dividends)	139,966
Total Assets	715,950
Accounts payble	62,798
Accrued Expenses & Other Current Liabilities	94,461
Invested Capital	558,691
Return on Invested Capital	25.1%

2009

GAAP Net Income/Loss	84,993
Dividends	-
Net Income (less Dividends)	84,993
Total Assets	643,379
Accounts payble	47,761
Accrued Expenses & Other Current Liabilities	81,451
Invested Capital	514,167
Return on Invested Capital	16.5%

2008

2008 GAAP Net Income	58,868
Plus:	
Q408 Tax provision related to repatriation of foreign earnings	11,631
Adjusted Net Income	70,499
Dividends	17,933
Net Income (less Dividends)	52,566
Total Assets	646,531
Accounts payble	41,355
Accrued Expenses & Other Current Liabilities	65,316
Invested Capital	539,860
Return on Invested Capital	9.7%

2007

GAAP Net Income/Loss	141,459
Dividends	23,811
Net Income (less Dividends)	117,649
Total Assets	806,432
Accounts payble	56,206
Accrued Expenses & Other Current Liabilities	66,080
Invested Capital	684,146
Return on Invested Capital	17.2%

2006

GAAP Net Income/Loss	112,322
Dividends	-
Net Income (less Dividends)	112,322
Total Assets	725,666
Accounts payble	48,297
Accrued Expenses & Other Current Liabilities	63,973
Invested Capital	613,396
Return on Invested Capital	18.3%

2005

GAAP Net Income/Loss	99,329
Dividends	-
Net Income (less Dividends)	99,329
Total Assets	702,311
Accounts payble	33,639
Accrued Expenses & Other Current Liabilities	56,570
Invested Capital	612,102
Return on Invested Capital	16.2%

2004

GAAP Net Income/Loss	75,007
Dividends	-
Net Income (less Dividends)	75,007
Total Assets	639,623
Accounts payble	34,771
Accrued Expenses & Other Current Liabilities	55,600
Invested Capital	549,252
Return on Invested Capital	13.7%

Calculation Of Return On Invested Capital
The Company provides information regarding Return on Invested Capital as the Company believes it provides investors with useful information. We consider our Invested Capital to be Total Assets less Accounts Payable and Accrued
Expenses & Other Current Liabilities as reported in the company's 10K and 10Q filings. Return on Invested Capital is calculated by dividing Net Income/Loss (less any dividends) by Invested Capital. See the GAAP to Non-GAAP
Reconciliation for a reconciliation of Adjusted Net Income in 2008.